UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2016

Willis Towers Watson Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously disclosed by Willis Towers Watson Public Limited Company (the “Company”) in Current Report on Form 8-K, filed on March 1, 2016, the Company entered into an employment agreement with Mr. Haley upon his appointment as the Company’s Chief Executive Officer and, in connection with such employment agreement, announced its intention to grant a supplemental restricted share unit award upon shareholder approval of amendments to the Company’s 2012 Equity Incentive Plan, including an increase in the number of shares authorized for issuance under the Plan. As discussed in Item 5.07, shareholders approved such proposal and, on June 13, 2016, the Company granted the supplemental restricted share unit award (the “Supplemental RSU Award”) to Mr. Haley. The terms of the Supplemental RSU Award were previously disclosed in the Company’s Current Report on Form 8-K, filed on March 1, 2016. The Supplemental RSU Award, together with the prior RSU Award described in the March 1 Form 8-K, is intended to represent front-loaded equity incentive compensation reflecting three years of equity compensation for Mr. Haley. The Supplemental RSU Award agreement between the Company and Mr. Haley is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Additionally, as discussed in Item 5.07, on June 10, 2016, the Company’s shareholders approved an amendment and restatement of the Company’s 2012 Equity Incentive Plan (the “2012 Plan”) to, among other things, increase by 10,750,000 the number of ordinary shares authorized for issuance under the 2012 Plan and approve material terms under Internal Revenue Code Section 162(m). Also on June 10, 2016, the Company’s shareholders approved an amendment to the Company’s Amended and Restated 2010 North American Employee Stock Purchase Plan (the “ESPP”) to, among other things, increase by 1,000,000 the number of ordinary shares authorized for issuance under the ESPP.

The foregoing descriptions of Company’s 2012 Plan, as amended, and the Company’s ESPP, as amended, do not purport to be complete, and are qualified in their entirety by reference to Exhibits 10.2 and 10.3 hereto, as well as the descriptions included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2016.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 10, 2016, the Company held the 2016 Annual General Meeting of Shareholders (the “2016 AGM”) at the Conrad Hotel, 102 North End Avenue, New York, New York 10282. Proxies for the 2016 AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 122,935,893 ordinary shares (representing approximately 88.81% of 138,427,980 ordinary shares outstanding and entitled to vote as of April 15, 2016, the record date for the 2016 AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the 2016 AGM.

At the 2016 AGM, shareholders elected Mr. Dominic Casserley, Ms. Anna C. Catalano, Mr. Victor F. Ganzi, Mr. John J. Haley, Ms. Wendy E. Lane, Mr. James F. McCann, Mr. Brendan R. O’Neill, Mr. Jaymin Patel, Ms. Linda D. Rabbitt, Mr. Paul Thomas, Mr. Jeffrey W. Ubben and Mr. Wilhelm Zeller to serve as directors until the next annual general meeting of shareholders or until his/her successor is elected and qualified.

The table below sets out the number of votes cast for and against each director, as well as abstentions and broker non-votes:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Dominic Casserley	114,587,077	280,006	28,775	8,040,035
Anna C. Catalano	114,483,775	313,430	98,653	8,040,035
Victor F. Ganzi	114,711,350	86,499	98,009	8,040,035
John J. Haley	114,635,594	163,479	96,785	8,040,035
Wendy E. Lane	112,891,201	1,905,229	99,428	8,040,035
James F. McCann	106,177,191	8,012,092	706,575	8,040,035
Brendan R. O’Neill	114,694,997	103,222	97,639	8,040,035
Jaymin Patel	113,374,778	1,419,425	101,655	8,040,035
Linda D. Rabbitt	113,373,919	1,484,744	37,195	8,040,035
Paul Thomas	114,715,975	81,855	98,028	8,040,035
Jeffrey W. Ubben	113,296,520	1,500,145	99,193	8,040,035
Wilhelm Zeller	114,702,948	94,966	97,944	8,040,035

The shareholders also ratified (on a non-binding basis) the reappointment of Deloitte LLP as the Company’s independent auditors until the close of the next annual general meeting of shareholders, and authorized the Board of Directors, acting through the Audit and Risk Committee, to fix the independent auditors’ remuneration. Of the shares voted, 122,354,546 voted in favor, 550,394 voted against and 30,953 abstained.

The shareholders approved, on an advisory (non-binding) basis, the executive compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2016 AGM in accordance with the Security and Exchange Commission’s rules, including the “Compensation Discussion and Analysis,” the “Summary Compensation” table and related tables and disclosure. Of the shares voted, 110,007,745 voted in favor, 4,779,429 voted against, 108,684 abstained and there were 8,040,035 broker non-votes.

The shareholders approved an amendment and restatement of the Company’s 2012 Plan, including an increase in the number of authorized shares under the 2012 Plan and approval of material terms under Internal Revenue Code Section 162(m). Of the shares voted, 107,196,291 voted in favor, 7,644,411 voted against, 55,156 abstained and there were 8,040,035 broker non-votes.

The shareholders approved an amendment to the Company’s ESPP, including an increase in the number of authorized shares under the ESPP. Of the shares voted, 114,604,039 voted in favor, 243,583 voted against, 48,236 abstained and there were 8,040,035 broker non-votes.

The shareholders approved the renewal of the directors’ authority to issue shares under Irish law up to approximately 33% of the Company’s issued ordinary share capital. Of the shares voted, 119,865,237 voted in favor, 2,457,751 voted against and 612,905 abstained.

The shareholders approved the renewal of the directors’ authority to opt out of statutory pre-emption rights under Irish law for rights issues and, separately, for issuances up to approximately 10% of the Company’s issued ordinary share capital. Of the shares voted, 119,926,762 voted in favor, 1,781,213 voted against and 1,227,918 abstained.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Supplemental Restricted Share Unit Award Agreement, by and between Willis Towers Watson Public Limited Company and John J. Haley, dated as of June 14, 2016.

10.2	Willis Towers Watson Public Limited Company 2012 Equity Incentive Plan (incorporated by reference to Exhibit A to the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the Commission on April 27, 2016).

10.3	Willis Towers Watson Public Limited Company Amended and Restated 2010 North American Employee Stock Purchase Plan (incorporated by reference to Exhibit B to the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the Commission on April 27, 2016).

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2016	WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

	By:	/s/ Matthew Furman
Matthew Furman
General Counsel

Index to Exhibits

Exhibit Number	Description

10.1	Supplemental Restricted Share Unit Award Agreement, by and between Willis Towers Watson Public Limited Company and John J. Haley, dated as of June 14, 2016.

10.2	Willis Towers Watson Public Limited Company 2012 Equity Incentive Plan (incorporated by reference to Exhibit A to the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the Commission on April 27, 2016).

10.3	Willis Towers Watson Public Limited Company Amended and Restated 2010 North American Employee Stock Purchase Plan (incorporated by reference to Exhibit B to the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the Commission on April 27, 2016).